EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 23, 2008
Tupperware Brands Corporation
(Exact name of registrant as specified in its charter)
Delaware	1-11657	36-4062333
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
P. O. Box 2353, Orlando, Florida		32802
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		407 826 5050

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

This information set forth under “Item 2.02. Results of Operations and Financial Condition” in accordance with SECRelease No. 33-8400. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 23, 2008, Tupperware Brands Corporation issued an earnings release. A copy of the release is attached as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1	Press release of Tupperware Brands Corporation dated July 23, 2008.
Tupperware Brands Reports Second - Quarter Results
Sales Up 18%, 10% in local currency
GAAP Diluted earnings per share $0.56; $0.75, up 29% (15% in local currency)
excluding items impacting comparability
Full Year Sales and Earnings per Share Outlook Raised

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tupperware Brands Corporation
(Registrant)

Date: July 23, 2008	By: /s/Thomas M. Roehlk

Thomas M. Roehlk
Executive Vice President and
Chief Legal Officer and Secretary